                                                                     EXHIBIT 4.8

                          ---------------------------

                        EOP OPERATING LIMITED PARTNERSHIP

                                       and

                       STATE STREET BANK AND TRUST COMPANY
                              As Debt Warrant Agent

                                   ----------

                             Debt Warrant Agreement

                            Dated as of June 15, 1998

                                 --------------

                          ---------------------------

                                TABLE OF CONTENTS


                                    ARTICLE I

                     ISSUANCE, EXECUTION AND AUTHENTICATION
                          OF DEBT WARRANT CERTIFICATES

SECTION 1.01          Issuance of Debt Warrant Certificates..................................................1

SECTION 1.02          Form of Debt Warrants..................................................................1

SECTION 1.03          Form of Debt Warrants Certificates.....................................................2

SECTION 1.04          Execution and Authentication of Debt Warrant Certificates..............................2

SECTION 1.05          Temporary Debt Warrant Certificates....................................................3

SECTION 1.06          Payment of Taxes.......................................................................3

SECTION 1.07          Definition of Holder, Transferor, and Transferee.......................................4


                                   ARTICLE II

          WARRANT PRICE, DURATION, EXERCISE OF DEBT WARRANTS, AND DEBT
                               WARRANT SECURITIES


SECTION 2.01          Warrant Price..........................................................................4

SECTION 2.02          Duration of Debt Warrants..............................................................4

SECTION 2.03          Exercise of Debt Warrants..............................................................4

SECTION 2.04          Debt Warrant Securities................................................................5


                                   ARTICLE III

        REGISTRATION, EXCHANGE, SUBSTITUTION, TRANSFER AND LIMITATIONS ON
                   TRANSFER OF DEBT WARRANT CERTIFICATES AND
                              REGISTRATION OF THE
                       WARRANTS UNDER THE SECURITIES ACT



SECTION 3.01          Registration, Exchange and Transfer of Debt Warrant Certificates.......................8

SECTION 3.02          Mutilated, Destroyed, Lost or Stolen Debt Warrant Certificates.........................9

SECTION 3.03          Reserved..............................................................................10

SECTION 3.04          Restrictions and Limitations on Transfers of Debt Warrants............................10

SECTION 3.05          Persons Deemed Holders................................................................13

SECTION 3.06          Cancellation of Debt Warrant Certificates.............................................13


                                   ARTICLE IV

         OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF DEBT WARRANT
                                  CERTIFICATES



SECTION 4.01          No Rights as Holders of Debt Warrant Securities Conferred by Debt Warrants or
                      Debt Warrant Certificates.............................................................13

SECTION 4.02          Holder of Debt Warrant Certificate May Enforce Rights.................................13


                                    ARTICLE V


                        CONCERNING THE DEBT WARRANT AGENT


SECTION 5.01          Debt Warrant Agent....................................................................14

SECTION 5.02          Conditions of Debt Warrant Agent's Obligations........................................14

SECTION 5.03          Resignation, Removal and Appointment of Successor.....................................16


                                   ARTICLE VI

                                 MISCELLANEOUS

SECTION 6.01   Modification, Supplementation or Amendment ................ 18

SECTION 6.02   Consolidations and Mergers of the Company and Sales
               Leases and Conveyances Permitted Subject to
               Certain Conditions ........................................ 19

SECTION 6.03   Rights and Duties of Successor Corporation................. 19

SECTION 6.04   Notices and Demands to the Company and
               Debt Warrant Agent ........................................ 19

SECTION 6.05   Governing Law ............................................. 19

SECTION 6.06   Addresses ................................................. 19

SECTION 6.07   Notices to Holders of Debt Warrant Certificates ........... 20

SECTION 6.08   Delivery of Offering Memorandum ........................... 20

SECTION 6.09   Obtaining of Governmental Approvals ....................... 20

SECTION 6.10   Persons Having Rights Under Debt Warrant Agreement ........ 20

ANNEX A   --   Transferee Letter of Representation
EXHIBIT A --   Form of Debt Warrant Certificate in Certificated Form
EXHIBIT B --   Form of Global Debt Warrant Certificate
EXHIBIT C --   Form of Exercise Notice
EXHIBIT D --   Form of Debt Warrant Security

ARTICLE I ISSUANCE, EXECUTION AND AUTHENTICATION OF DEBT WARRANT
CERTIFICATES .............................................................  i

ARTICLE IV OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF DEBT WARRANT
CERTIFICATES ............................................................. ii

ARTICLE I. ISSUANCE, EXECUTION AND COUNTERSIGNATURE ......................  I

Section 1.01.  Issuance of Debt Warrant Certificates. Upon issuance, each Debt Warrant Certificate shall evidence one or more
               Debt Warrants. Each Debt Warrant
               evidenced by a Debt Warrant Certificate shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company Debt Warrant Securities, as more fully described in Article II, in the principal amount of
               $1,000..........................................................1

Section 1.02. Form of Debt Warrants. The Debt Warrants shall be issued in fully registered form, with (i) Debt Warrants sold to "qualified institutional buyers" (as defined in 1

Rule 144A(a)(1)(i) of the Securities Act) ("QIBs") and transferees, directly or indirectly, of such Debt Warrants (and beneficial interests therein) being represented by one or more global Debt Warrant Certificates deposited with the Debt Warrant Agent as custodian for, and registered in the name of a nominee of, The Depository Trust Company ("DTC") and (ii) Debt Warrants sold to institutional "accredited investors" (as defined in Rule 501
               (a)(1),(2),(3), or (7) of the Securities Act) ("AIs") other than as described in clause (i) above being represented by physical
               Debt Warrant Certificates.......................................1

Section 1.03. Form of Debt Warrants Certificates. The Debt Warrant Certificates (including the Forms of Exercise and Assignment to be set forth on the reverse thereof) shall be in substantially the form set forth in Exhibit A hereto with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, shall be printed, lithographed or engraved on steel engraved borders or in any other manner determined by the officer executing such Debt Warrant Certificates and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Debt Warrant Certificates may be listed or as may, consistently herewith, be determined by the officer executing such Debt Warrant Certificates, as evidenced by their execution thereof............................2

Section 1.04. Execution and Authentication of Debt Warrant Certificates. The Debt Warrant Certificates shall be executed on behalf of the Company by Equity Office Properties Trust by its Chairman of the Board, its President or one of its Vice Presidents (whether or not designated by a number or word or words added before or after the title "vice president"), manually or by facsimile signature, under its corporate seal reproduced thereon attested to by its Secretary or one of its Assistant Secretaries, either manually or by facsimile signature. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of the Debt Warrant Certificate that has been duly executed by the Company and authenticated by the Debt Warrant
               Agent...........................................................2

Section 1.05. Temporary Debt Warrant Certificates. Pending the preparation of definitive Debt Warrant Certificates, the Company may execute, and upon the order of the Company the Debt Warrant Agent shall authenticate and deliver, temporary Debt Warrant Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced substantially of the tenor of the definitive Debt Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officer executing such Debt Warrant Certificates may determine, as evidenced by their execution thereof ........................................................3

Section 1.06. Payment of Taxes. The Company will pay all stamp taxes and other duties, if any, to which, under the laws of the United States of America or any state or political subdivision thereof, this Agreement or the original issuance of the Debt Warrant
               Certificates may be subject ....................................4

Section 1.07. Definition of Holder, Transferor and Transferee. The term "Holder" shall mean the person in whose name at the relevant time the particular Debt Warrant Certificate shall be registered upon the books to be maintained by the Debt Warrant Agent for that purpose pursuant to Section 3.01. The term "Transferor" shall mean a Holder which, according to the terms and conditions specified herein, transfers its interest in Debt Warrants. The term "Transferee" shall mean a person to whom a Transferor transfers its interest in Debt Warrants. A Transferee, upon a transfer in accordance with the terms and conditions specified herein, shall be deemed a Holder upon consummation of the transfer .......................................................4

ARTICLES II.   WARRANT PRICE, DURATION, EXERCISE OF DEBT WARRANTS, AND DEBT
               WARRANT SECURITIES .............................................4

Section 2.01. Warrant Price. On the Exercise Date (as defined in Section 2.02), each Debt Warrant evidenced by a Debt Warrant Certificate shall entitle the Holder thereof, subject to the provisions of this Agreement, to purchase from the Company Debt Warrant Securities in the principal amount of $1,000 at the exercise price of 100%
               of the principal amount thereof, the "Exercise Price"). ........4

Section 2.02. Duration of Debt Warrants. Any Debt Warrant evidenced by a Debt Warrant Certificate may be exercised, subject to provisions of
               Section 2.03, on December 15, 1999 unless the Company notifies the Holders in writing at their registered address at least five Business Days (as hereinafter defined) prior to the December 15, 1999 that, based on an opinion of counsel, it is aware of material non-public information with respect to the Company, in which case the Company may postpone such date to January 18,
              2000, or, in each case, if such day is not a Business Day, the succeeding Business Day (the "Exercise Date"). "Business Day" means any day, other than a Saturday or Sunday, on which banking institutions in New York, New York and Boston, Massachusetts are open for business. After the close of business on the Determination Date (as defined in Section 2.04), each Debt
              Warrant as to which a Holder has theretofore failed to provide notice of such Holder's intention to exercise shall become void, and all rights of the Holder of the Debt Warrant Certificate evidencing such Debt Warrant under this Agreement or otherwise shall cease......................................................4

Section 2.03. Exercise of Debt Warrants........................................4

(a) On the Exercise Date, one or more Debt Warrants may be exercised upon (i)
              notice by the Holder thereof of such Holder's intention to exercise its Debt Warrants submitted to the Debt Warrant Agent and thereafter promptly forwarded by the Debt Warrant Agent to the Company no later than the Determination Date, (ii) delivery to the Debt Warrant Agent at its corporate trust office or window on or prior to the Exercise Date of payment of the Exercise Price in the form of certified or official bank check payable to the order of the Company, and (iii) delivery to the Debt Warrant
              Agent at its corporate trust office or window on or prior to the Exercise Date of the related Debt Warrant Certificate(s) and the purchase form set forth in the Debt Warrant Certificate properly completed and duly executed, whereupon the Company will, on or promptly after the Exercise Date, deliver the related Debt
              Warrant Securities, in accordance with clause (c) of this Section 2.03; provided however, that Debt Warrants may only be exercised if such notice of exercise has been delivered to the Debt Warrant Agent prior to the close of business on the Determination Date. Notice of a Holder's intention to exercise a Debt Warrant shall be irrevocable, except that after a postponement of the date of exercise of the Debt Warrants under the conditions specified in
              Section 2.02 such notice shall be null and void. Accordingly, after such postponement, a Holder must redeliver a notice of intention to exercise a Debt Warrant no later than the Determination Date immediately preceding January 18,
              2000.............................................................5

The Debt Warrant Agent shall deposit all funds received by it as payment for the exercise of Debt Warrants to the account of the Company maintained with it for such purpose on the date on which such Debt Warrants and such funds are received and shall advise the Company by telephone or in writing, by facsimile transmission or otherwise, at the end of each day on which such a payment is received of the amount so deposited to its account. The Debt Warrant Agent shall promptly confirm any telephonic advice to the Company in writing.

               Absent written agreement with the Company, the Warrant Agent shall have no obligation to invest any such funds...............5

(b) Promptly after the Exercise Date, the Debt Warrant Agent shall, in accordance with the terms and conditions of this Agreement and the Debt Warrant Certificates, advise the Company and the
               Trustee of (i) the number of Debt Warrants as to which notice of an intention to exercise has been received, (ii) the instructions of each Holder of the Debt Warrant Certificates evidencing such Debt Warrants with respect to delivery of the Debt Warrant Securities to which such Holder is entitled upon such exercise and (iii) such other information as the Company or the Trustee shall reasonably require.........................................................5

(c) On or promptly after the Exercise Date, the Company shall issue and the
               Trustee shall authenticate and deliver, pursuant to the Indenture, in authorized denominations, to or upon the order of each Holder who has exercised its Debt Warrants, the Debt
               Warrant Securities to which such Holder is entitled in fully registered form, registered in such name or names as may be directed by such
               Holder..........................................................5

(d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue
               of.........................................................,....5

               the Debt Warrant Securities upon the order of the Holders of the related Debt Warrant Certificate evidencing exercised Debt
               Warrants........................................................6

Section 2.04. Debt Warrant Securities. At the time of issuance, (i) the Company shall have registered the Debt Warrant Securities issued upon exercise of the Debt Warrants under the Securities Act of 1933, as amended (the "Securities Act"), (ii) the Company shall have taken all necessary steps to issue the Debt Warrant Securities under the Indenture, the Company shall have used its best efforts to obtain a rating of the Debt Warrant Securities from Standard & Poor's Ratings Services and Moody's Investors Service, Inc. Debt Warrant Securities issued upon exercise of Debt Warrants shall have identical terms to the Offered Debt Securities except: (i) the maturity of the Debt Warrant Securities shall be June 15, 2008 (the "Debt Warrant Security Maturity Date"); (ii) interest will accrue on the Debt Warrant Securities from and including the Exercise Date and will be paid on such Debt Warrant Securities commencing on June 15, 2000, (iii) if the Debt Warrant Securities issued upon exercise of Debt Warrants have not been registered under the Securities Act on or before the Exchange Date, then the interest rate per annum on the Debt Warrant Securities shall be increased by .50% (one half of one percent) until such unregistered Debt Warrant Securities shall be so registered, and
               (iv) if the Company, pursuant to Section 2.02, postpones the date of the exercise of the Debt Warrants, then the interest rate per annum on the Debt Warrant Securities shall be increased by the positive value, if any, of the sum of (x) the value (positive or negative, expressed in the form of a percentage or in basis points), if any, of the result from subtracting the December 1999 Credit Spread (as hereinafter defined) from the January 2000 Credit Spread (as hereinafter defined) and (y) the value (positive or negative, expressed in the form of a percentage or in basis points), if any, of the result from subtracting the December 1999 Treasury Rate (as hereinafter defined) from the January

               2000 Treasury Rate (as hereinafter defined) determined by the
               Calculation Agent...............................................6

ARTICLE III. REGISTRATION, EXCHANGE, SUBSTITUTION, TRANSFER AND LIMITATIONS ON TRANSFER OF DEBT WARRANT CERTIFICATES AND REGISTRATION OF THE
               WARRANTS UNDER THE SECURITIES ACT..............................9

Section 3.01. Registration, Exchange and Transfer of Debt Warrant Certificates. The Debt Warrant Agent shall keep, at its corporate trust office, books in which, subject to such reasonable regulations as it may prescribe, it shall register the Debt Warrant Certificates and transfers and exchanges of outstanding Debt Warrant Certificates. Prior to registration of the Debt Warrants under the Securities Act, (i) no Holder shall transfer to any single purchaser any Debt Warrants in a block consisting of fewer than 100 Debt Warrants and (ii) Debt Warrants will be subject to the other restrictions on transfer set forth in Section 3.04. Subject to the foregoing, upon surrender at the place or places set forth in Debt Warrant Certificate or at the corporate trust office of the Debt Warrant Agent, located initially at Two International Place, Financial Services, Corporate Trust Department, Boston, Massachusetts 02110, or at the corporate trust window of the Debt Warrant Agent, located initially at 61 Broadway, Concourse Level, New York, New York 10006, of Debt Warrant Certificates properly endorsed or accompanied by appropriate instruments of transfer, with signature guaranteed thereon and accompanied by written instructions for transfer or exchange, all in form reasonably satisfactory to the Company and the Debt Warrant Agent, such Debt Warrant Certificates may be exchanged for other Debt Warrants; it being understood that Debt Warrant Certificates issued in exchange for or upon transfer of surrendered Debt Warrant Certificates shall evidence the same aggregate number of Debt Warrants as the Debt Warrant Certificates so surrendered.....................................................9

Section 3.02. Mutilated, Destroyed, Lost or Stolen Debt Warrant Certificates. If any mutilated Debt Warrant Certificate is surrendered to the Debt Warrant Agent, the Company shall execute, and an authorized officer of the Debt Warrant Agent shall manually authenticate and deliver in exchange therefor, a new Debt Warrant Certificate of like tenor representing a like number of unexercised Debt Warrants and bearing a number not contemporaneously outstanding....................................................10

Section 3.04. Restrictions and Limitations on Transfers of Debt Warrants. Unless and until the earlier of (i) registration under the Securities Act in accordance with the Registration Rights Agreement relating to the Offered Debt Securities and the Debt Warrants (the "Registration Rights Agreement") and (ii) the Resale Restriction Termination Date (as hereinafter defined), the Debt Warrants have not been and will not be registered under the Securities Act or any state securities law and therefore will be subject to the following restrictions on transfer. The Debt Warrant Agent shall not register the resale or other transfer of Debt Warrants unless such resale or other transfer is in accordance with such restrictions, provided that for such purposes it may conclusively rely on the statement set forth on the Assignment Form and
               Certificate of Transfer. ......................................10

Each purchaser of such Debt Warrants, by its acceptance thereof, will be deemed to have acknowledged, represented and agreed with the Company and the Initial Purchasers (as defined in the Registration Rights Agreement) that it will not offer, sell or otherwise transfer such Debt Warrants prior to the date that is two years from the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Debt Warrants (or any predecessor thereto) (the "Resale
               Restriction Termination Date") unless such sale: ..............11

Section 3.05. Persons Deemed Holders. The Company and the Debt Warrant Agent may treat the Holder as the owner thereof for any purpose and as the person entitled to exercise the rights represented by the Debt Warrants evidenced thereby, any notice to the contrary notwithstanding. ..............................................13

Section 3.06. Cancellation of Debt Warrant Certificates. Any Debt Warrant Certificate surrendered for exchange, transfer or exercise of the Debt Warrants evidenced thereby shall, if surrendered to the Company, be delivered to the Debt Warrant Agent, all Debt Warrant Certificates surrendered or so delivered to the Debt Warrant Agent shall be promptly canceled by it and shall not be reissued and, except as expressly permitted by this Agreement, no Debt Warrant Certificate shall be issued hereunder in lieu or in exchange thereof. The Company may at any time deliver to the Debt Warrant Agent for cancellation any Debt Warrant Certificates previously issued hereunder which the Company may have acquired in any manner whatsoever, and all Debt Warrant Certificates so delivered shall be promptly canceled by the Debt Warrant Agent. All canceled Debt Warrant Certificates held by the Debt Warrant Agent shall be disposed of as instructed by the Company, subject to applicable law. ........................................... 13

ARTICLE IV.    OTHER PROVISIONS RELATING TO RIGHTS ...........................14

Section 4.01. No Rights as Holders of Debt Warrant Securities Conferred by Debt Warrants or Debt Warrant Certificates. No Debt Warrant Certificate or Debt Warrants evidenced thereby shall entitle the Holder thereof to any of the rights of a Holder of the Debt Warrant(s) Securities, including, without limitation, the right to receive the payment of principal of (or premium, if any) or interest on the Debt Warrant Securities or to enforce any of the covenants in the Indenture.................................14

Section 4.02. Holder of Debt Warrant Certificate May Enforce Rights. Notwithstanding any of the provisions of this Agreement, any Holder of any Debt Warrant Certificate, without the consent of the Debt Warrant Agent, the Trustee, the Holder of any Debt Warrant Securities or the Holder of any other Debt Warrant Certificate, may, on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce or otherwise in respect of, such Holder's right to exercise the Debt Warrant(s) evidenced by such Holder's Debt Warrant Certificate in the manner provided in such Debt Warrant Certificate and in this
               Agreement......................................................14

ARTICLE V.     CONCERNING THE DEBT WARRANT AGENT .............................14

Section 5.01. Debt Warrant Agent. The Company hereby appoints State Street Bank and Trust Company as Debt Warrant Agent of the Company in respect of the Debt Warrants and the Debt Warrant Certificates upon the terms and subject to the conditions set forth herein and in the Debt Warrant Certificate, and State Street Bank and Trust Company hereby accepts such appointment. The Debt Warrant Agent shall have the power and authority granted to and conferred upon it in the Debt Warrant Certificates and in this Agreement and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such power and authority contained in the Debt Warrant Certificates are subject to and governed by the terms and provisions hereof....................14

Section 5.02. Conditions of Debt Warrant Agent's Obligations. The Debt Warrant Agent accepts its obligations herein set forth, upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the Holders from time to time of the Debt Warrant Certificates shall be subject:..............................................14

(a) Compensation and Indemnification. The Company agrees promptly to pay the
               Debt Warrant Agent the compensation to be agreed upon
               with the Company for all services rendered by the Debt Warrant Agent and to reimburse the Debt Warrant Agent for reasonable out-of-pocket expenses (including reasonable attorney's fees and expenses) incurred by the Debt Warrant Agent without negligence, bad faith or wilful misrepresentation on its part in connection with the services rendered hereunder by the Debt Warrant Agent; the Company also agrees to indemnify the Debt Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or wilful misrepresentation on the part of the Debt Warrant Agent, arising out of or in connection with its acting as such Debt Warrant Agent hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance at any time of its powers or duties hereunder or with respect to the Debt Warrants; and the obligations of the Company under this subsection (a) shall survive the exercise of the Debt Warrant Certificates, termination of this Agreement and the resignation or removal of the Debt Warrant
              Agent...........................................................15

(b) Agent for the Company. In acting under this Debt Warrant Agreement and in connection with the Debt Warrant Certificates, the Debt Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the owners or Holders of the Debt Warrant
              Certificates....................................................15

(c) Counsel. The Debt Warrant Agent may consult with counsel, which may include counsel for the Company, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon...........................15

(d) Documents. The Debt Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted by it in reliance upon any Debt Warrant Certificate, notice, opinion of counsel, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.........................................................15

(e) Certain Transactions. The Debt Warrant Agent, any of its officers, directors and employees, in its or their individual or any other capacity, may become the owner of, or acquire any interest in, any Debt Warrant Certificates, with the same rights that it would have if it were not such Debt Warrant Agent, officer, director, employee or other agent, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as...........................................................15

(e) depository, trustee or agent for, any committee or body of Holders of Debt
              Warrant Securities or other obligations of the Company as
              freely as if it were not such Debt Warrant Agent, officer, director, employee or other agent. Nothing in this Debt Warrant Agreement shall be deemed to prevent the Debt Warrant Agent from acting as Trustee under the Indenture...........................16

(f) No Liability for Interest. The Debt Warrant Agent shall not be under any liability for interest on any moneys at any time received by it pursuant to any of the provisions of this Agreement or of the
              Debt Warrant Certificates unless otherwise agreed to in writing by the Company and the Debt Warrant Agent.......................16

(g) No Liability for Invalidity. The Debt Warrant Agent shall not incur any liability with respect to the validity of this Agreement or any of the Debt Warrant
              Certificates....................................................16

(h) No Responsibility for Representations. The Debt Warrant Agent shall not be responsible for any of the recitals or representations
              contained herein or in the Debt Warrant Certificates (except as to the Debt Warrant Agent's authentication thereon), all of which are made solely by the Company..................................16

(i) No Implied Obligations. The Debt Warrant Agent shall be obligated to perform such duties as are herein and in the Debt Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Debt Warrant Certificates against the Debt Warrant Agent. The Debt Warrant Agent shall not be under any obligation to advance its own funds or to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Debt Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Debt Warrant Certificates authenticated by the Debt Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Debt
              Warrant Certificates or any exercise of the Debt Warrants evidenced thereby. The Debt Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Debt Warrant Certificates or in the Debt Warrant Securities
              or in the case of the receipt of any written demand from a Holder of a Debt Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceeding at law or otherwise or, except as provided in Section
              6.04 hereof, to make any demand upon the
              Company.........................................................16

Section 5.03. Resignation, Removal and Appointment of Successor...............16

(a) The Company agrees, for the benefit of the Holders from time to time of the
              Debt Warrant Certificates, that there shall at all times be a
              Debt Warrant Agent hereunder until all of the Debt Warrants are no longer
              exercisable.....................................................17

(b) The Debt Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which it desires its resignation to become effective; provided that, without the consent of the Company, such date shall not be less than three months after the date on which such notice is given and shall be subject to the appointment of a successor Debt Warrant Agent and the acceptance of such appointment by such successor Debt Warrant Agent, as hereinafter provided. The Debt Warrant Agent may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date on which the Company expects such removal to become effective. Such resignation or removal shall take effect upon the appointment by the Company of a successor Debt Warrant Agent (which shall be a bank or trust company organized and doing business under the laws of the United States of America, any
              State thereof or the District of Columbia and authorized under such laws to exercise corporate trust powers) by an instrument in writing filed with such successor Debt Warrant Agent and the acceptance of such appointment by such successor Debt Warrant Agent pursuant to clause (c) of this Section 5.03. In the event a successor Debt Warrant Agent has not been appointed and has not accepted its duties within 90 days of the Debt Warrant Agent's notice of resignation, the Debt Warrant Agent may apply to any court of competent jurisdiction for the designation of a successor Debt Warrant
              Agent...........................................................17

(c) In case at any time the Debt Warrant Agent shall resign, or be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or similar law or if any public officer shall have taken charge or control of the Debt Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Debt Warrant Agent qualified as aforesaid shall be appointed by the Company by an instrument in writing that is filed with the successor Debt Warrant Agent. Upon the appointment as aforesaid of a successor Debt Warrant Agent and acceptance by the latter of such appointment, the then current Debt Warrant Agent shall cease to be Debt Warrant Agent hereunder ......................................................17

(d) Any successor Debt Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Debt Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if.........................17 originally named as Debt Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Debt Warrant Agent shall be entitled to receive all moneys, securities and other property on deposit with or held by such predecessor, as Debt Warrant Agent hereunder. ..........18

(e) Any corporation into which the Debt Warrant Agent hereunder may be merged or converted or any corporation with which the Debt Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Debt Warrant Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Debt
              Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Debt Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto. ......................18

(f) The Company may designate agencies for the surrender for exercise of Debt
              Warrant Certificates at such place or places as the Company may determine, and the Company shall keep the Debt Warrant Agent advised of the names and locations of such agencies, if any are so designated. The Debt Warrant Agent shall arrange directly with such agencies for the delivery of Debt Warrant Securities upon exercise of Debt Warrant Certificates surrendered for exercise at such agencies. The Debt Warrant Agent shall be in no way responsible or accountable for the action or failure to act of any agencies designated pursuant to this Section 5.03(f)........18


ARTICLE VI. MISCELLANEOUS ....................................................18

Section 6.01. Modification Supplementation or Amendment.......................18

(a) This Agreement may be modified, supplemented or amended by the parties hereto, without the consent of the Holder of any Debt Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or in such Debt Warrant Certificate, or making such provisions in regard to matters or questions arising under this Agreement as the Company may deem necessary or desirable; provided that such action shall not adversely affect the interests of the Holders of the Debt Warrant Certificates in any material respect. The Debt Warrant Agent may, but shall not be obligated to, enter into any amendment to this Agreement which affects the Debt Warrant Agent's own rights, duties or immunities under this Agreement or otherwise .............................18

(b) The Company and the Debt Warrant Agent may modify or amend this Agreement and the Debt Warrant Certificates, with the consent of the
               Holders of not fewer than a ...................................18 majority in number of the then outstanding unexercised Debt Warrants affected by such modification or amendment, for any purpose; provided, however, that no modification or amendment of any of the provisions of Article II and no modification or amendment that reduces the number of outstanding Debt Warrants the consent of the Holders of which is required for modification or amendment of this Agreement or the Debt Warrant Certificates may be made without the consent of each Holder affected thereby ...........19


Section 6.02. Consolidations and Mergers of the Company and Sales, Leases and Conveyances Permitted Subject to Certain Conditions. To the extent permitted in the Indenture, the Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into, any other corporation or other entity. .......................................................19


Section 6.03. Rights and Duties of Successor Corporation. In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor corporation or entity, such successor corporation or entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein, and the Company, except in the event of a lease, shall be relieved of any further obligation under this Agreement and the Debt Warrants. Such successor or assuming corporation or entity shall expressly assume, by an amendment to this Agreement, executed and delivered to the Debt Warrant Agent, in form satisfactory to such Debt Warrant Agent, the due and punctual payment of any and all amounts payable by the Company pursuant to this Agreement and the performance of every covenant of this Agreement on the part of the Company to be performed or observed. Such successor corporation or entity thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debt Warrant Securities issuable pursuant to the terms hereof. All the Debt

               Warrant Securities so issued shall in all respects have the same legal rank and benefit under the Indenture as the Debt Warrant Securities theretofore or thereafter issued in accordance with the terms of this Agreement and the Indenture..................19

Section 6.04. Notices and Demands to the Company and Debt Warrant Agent. If the Debt Warrant Agent shall receive any notice or demand addressed to the Company by the Holder of a Debt Warrant Certificate pursuant to the provisions of the Debt Warrant Certificates, the Debt Warrant Agent shall promptly forward such notice or demand to the Company.................................................19

Section 6.05. Governing Law. This Agreement and each Debt Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York.........................19

Section 6.06. Addresses. Any communications from the Company to the Debt Warrant Agent with respect to this Agreement shall be addressed to the STATE STREET BANK AND TRUST COMPANY, Two International Place, Financial Services, Corporate Trust Apartment, Boston, Massachusetts 02110 (facsimile: (617) 664-5371) (telephone: (617) 664-5371), Attention: Don Smith, and any communications from the Debt Warrant Agent, to the Company with respect to this Agreement shall be addressed to EOP OPERATING LIMITED PARTNERSHIP, Two North Riverside Plaza, Suite 2200, Chicago, Illinois 60606 (facsimile: (312) 559-5008) (telephone: (312) 466-3300),
               Attention: Stanley M. Stevens, Chief Legal Counsel (or such other address as shall be specified in writing by the Debt Warrant
               Agent or by the Company).......................................20

Section 6.07.  Notices to Holders of Debt Warrant Certificates................20

Any notice to Holders of Debt Warrant Certificates which by any provisions of this Agreement is required or permitted to be given shall be delivered by first class mail postage prepaid at such Holder's address as it appears on the books of the Debt Warrant
               Agent..........................................................20

Section 6.08. Delivery of Offering Memorandum. The Company will furnish to the Debt Warrant Agent sufficient copies of a prospectus, appropriately supplemented, relating to the Debt Warrant Securities (the "Offering Memorandum"), and the Debt Warrant Agent agrees that, upon the exercise of any Debt Warrant Certificate, the Debt Warrant Agent will deliver to the person designated to receive Debt Warrant Securities, prior to or concurrently with the delivery of such Securities, the Offering
               Memorandum.....................................................20

Section 6.09. Obtaining of Governmental Approvals. The Company will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States federal and state laws (including, without limitation, the maintenance of the effectiveness of a registration statement in respect of the Debt Warrant Securities under the Securities Act), which may be or become required in connection with the Registration Rights Agreement, the exercise of the Debt Warrant Certificates or the original issuance and delivery of the Debt Warrant Securities........................20

Section 6.10. Persons Having Rights Under Debt Warrant Agreement. Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Debt Warrant Agent and the Holders of the Debt Warrant Certificates any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement shall be for the sole and exclusive benefit of the Company and the Debt Warrant Agent and their successors and of the Holders of the Debt Warrant Certificates...................20

Section 6.11. Headings. The Article and Section headings herein and the Table of Contents are for convenience of reference only and shall not affect the construction hereof.................................21

Section 6.12. Counterparts. This Agreement may be execute in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument........................................21

Section 6.13. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Debt Warrant Agent for inspection by the
               Holder of any Debt Warrant Certificate.........................21

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seal to be hereunto affixed and attested, all as of the day and year first above written........................................................22

              THIS AGREEMENT, dated as of June 15, 1998, between EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (the "Company"),and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as Debt Warrant Agent (the "Debt Warrant Agent").

              WHEREAS, the Company has entered into an Indenture, dated as of September 2, 1997, as supplemented by a Supplemental Indenture, dated as of February 9, 1998 (the "Indenture"), with State Street Bank and Trust Company, as trustee (such trustee, and any successors to such trustee, herein called the "Trustee"), providing for the issuance from time to time of its unsecured and unsubordinated notes or other evidences of senior indebtedness, to be issued in one or more series as provided in the Indenture;

              WHEREAS, the Company proposes to sell 6.763% Notes due 2007 (the "Offered Debt Securities") and warrants (the "Debt Warrants") to purchase 6.763% Notes due 2008 of the Company (the "Debt Warrant Securities") represented by warrant certificates (such warrant certificates and other warrant certificates issued pursuant to this Agreement being herein referred to as the "Debt Warrant Certificates"), in each case pursuant to the Offering Memorandum dated June 10, 1998 (the "Offering Memorandum"); and

              WHEREAS, the Company desires the Debt Warrant Agent to act on behalf of the Company, and the Debt Warrant Agent is willing to so act in accordance with the terms hereof, in connection with the issuance, exchange, exercise and replacement of the Debt Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Debt Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced;

              NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                  ARTICLE I.

                    ISSUANCE, EXECUTION AND COUNTERSIGNATURE

                          OF DEBT WARRANT CERTIFICATES

         Section 1.01. Issuance of Debt Warrant Certificates. Upon issuance, each Debt Warrant Certificate shall evidence one or more Debt Warrants. Each Debt Warrant evidenced by a Debt Warrant Certificate shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company Debt Warrant Securities, as more fully described in Article II, in the principal amount of $1,000.


         Section 1.02 Form of Debt Warrants. The Debt Warrants shall be issued in fully registered form, with (i) Debt Warrants sold to "qualified institutional buyers" (as defined in Rule 144A (a) (1) (i) of the Securities
Act) ("QIBs") and transferees, directly or indirectly, of such Debt Warrants (and beneficial interests therein) being represented by one or more global Debt Warrant Certificates deposited with the Debt Warrant Agent as custodian for, and registered in the name of a nominee of, The Depository Trust Company ("DTC") and (ii) Debt Warrants sold to institutional "accredited investors" (as defined in Rule 501 (a) (1), (2), (3), or (7) of the Securities
Act) ("AIs") other than as described in clause (i) above being represented by physical Debt Warrant Certificates.


         Section 1.03 Form of Debt Warrants Certificates The Debt Warrant Certificates (including the Forms of Exercise and Assignment to be set forth on the reverse thereof) shall be in substantially the form set forth in Exhibit A hereto with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, shall be printed, lithographed or engraved on steel engraved borders or in any other manner determined by the officer executing such Debt Warrant Certificates and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Debt Warrant Certificates may be listed or as may, consistently herewith, be determined by the officer executing such Debt Warrant Certificates, as evidenced by their execution thereof.


         Section 1.04 Execution and Authentication of Debt Warrant Certificates. The Debt Warrant Certificates shall be executed on behalf of the Company by Equity Office Properties Trust by its Chairman of the Board, its President or one of its Vice Presidents (whether or not designated by a number or word or words added before or after the title "vice president"), manually or by facsimile signature, under its corporate seal reproduced thereon attested to by its Secretary or one of its Assistant Secretaries, either manually or by facsimile signature. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of the Debt Warrant Certificate that has been duly executed by the Company and authenticated by the Debt Warrant Agent.

              Debt Warrant Certificates evidencing the right to purchase an aggregate principal amount not exceeding $300 million of Debt Warrant Securities (except as provided in Sections 1.04, 2.03(c), 3.01 and 3.02) may be executed by the Company and delivered to the Debt Warrant Agent upon the execution of this Debt Warrant Agreement or from time to time thereafter. The Debt Warrant Agent shall, upon receipt of Debt Warrant Certificates duly executed on behalf of the Company, together with a Company request for the authentication and delivery of such certificates, authenticate Debt Warrant Certificates evidencing Debt Warrants representing the right to purchase up to and including $300 million aggregate principal amount of Debt Warrant Securities and shall deliver such Debt Warrant Certificates to or upon the order of the Company. Subsequent to such original issuance of the Debt Warrant Certificates, the Debt Warrant Agent shall authenticate a Debt Warrant Certificate only if the Debt Warrant Certificate is issued in exchange or substitution for one or more previously authenticated Debt Warrant Certificates.

              Each Debt Warrant Certificate shall be dated the date of its authentication by the Debt Warrant Agent.

              No Debt Warrant Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, and no Debt Warrant evidenced thereby shall be exercisable, until such Debt Warrant Certificate has been authenticated by the manual signature of a duly authorized representative of the Debt Warrant Agent. Such signature by the Debt Warrant Agent upon any Debt Warrant Certificate executed by the Company shall be conclusive evidence, and the only evidence, that the Debt Warrant Certificate so authenticated has been duly issued hereunder.

              In case any officer of the Company who shall have signed the Debt Warrant Certificate, either manually or by facsimile signature, shall cease to be such officer before the Debt Warrant Certificate so signed shall have been authenticated and delivered by the Debt Warrant Agent to the Company or delivered by the Company, such Debt Warrant Certificate nevertheless may be authenticated and delivered as though the person who signed such Debt Warrant Certificate had not ceased to be such officer of the Company.


         Section 1.05 Temporary Debt Warrant Certificates. Pending the preparation of definitive Debt Warrant Certificates, the Company may execute, and upon the order of the Company the Debt Warrant Agent shall authenticate and deliver, temporary Debt Warrant Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced substantially of the tenor of the definitive Debt Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officer executing such Debt Warrant Certificates may determine, as evidenced by their execution thereof.

              If temporary Debt Warrant Certificates are issued, the Company will cause definitive Debt Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Debt Warrant Certificates, the temporary Debt Warrant Certificates shall be exchangeable for definitive Debt Warrant Certificates upon surrender of the temporary Debt Warrant Certificates at the corporate trust office of the Debt Warrant Agent, located initially at Two International Place, Financial Services, Corporate Trust Department, Boston, Massachusetts 02110, or at the corporate trust window of the Debt Warrant Agent, located initially maintained at 61 Broadway, Concourse Level, New York, New York 10006, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debt Warrant Certificates, the Company shall execute, and the Debt Warrant Agent shall authenticate and deliver, in exchange therefor definitive Debt Warrant Certificates representing the same aggregate number of Debt Warrants represented thereby. Until so exchanged, the temporary Debt Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Debt Warrant Certificates.

         Section 1.06 Payment of Taxes. The Company will pay all stamp taxes and other duties, if any, to which, under the laws of the United States of America or any state or political subdivision thereof, this Agreement or the original issuance of the Debt Warrant Certificates may be subject.


         Section 1.07 Definition of Holder, Transferor, and Transferee. The term "Holder" shall mean the person in whose name at the relevant time the particular Debt Warrant Certificate shall be registered upon the books to be maintained by the Debt Warrant Agent for that purpose pursuant to Section 3.01. The term "Transferor" shall mean a Holder which, according to the terms and conditions specified herein, transfers its interest in Debt Warrants. The term "Transferee" shall mean a person to whom a Transferor transfers its interest in Debt Warrants. A Transferee, upon a transfer in accordance with the terms and conditions specified herein, shall be deemed a Holder upon consummation of the transfer.



                                   ARTICLE II.

          WARRANT PRICE, DURATION, EXERCISE OF DEBT WARRANTS, AND DEBT
                               WARRANT SECURITIES


         Section 2.01. Warrant Price. On the Exercise Date (as defined in
Section 2.02), each Debt Warrant evidenced by a Debt Warrant Certificate shall entitle the Holder thereof, subject to the provisions of this Agreement, to purchase from the Company Debt Warrant Securities in the principal amount of $1,000 at the exercise price of 100 % of the principal amount thereof, the "Exercise Price").


         Section 2.02. Duration of Debt Warrants. Any Debt Warrant evidenced by a Debt Warrant Certificate may be exercised, subject to provisions of Section 2.03, on December 15, 1999 unless the Company notifies the Holders in writing at their registered address at least five Business Days (as hereinafter defined) prior to the December 15, 1999 that, based on an opinion of counsel, it is aware of material non-public information with respect to the Company, in which case the Company may postpone such date to January 18, 2000, or, in each case, if such day is not a Business Day, the succeeding Business Day (the "Exercise Date"). "Business Day" means any day, other than a Saturday or Sunday, on which banking institutions in New York, New York and Boston, Massachusetts are open for business. After the close of business on the Determination Date (as defined in Section 2.04), each Debt Warrant as to which a Holder has theretofore failed to provide notice of such Holder's intention to exercise shall become void, and all rights of the Holder of the Debt Warrant Certificate evidencing such Debt Warrant under this Agreement or otherwise shall cease.


         Section 2.03. Exercise of Debt Warrants.

                   (a) On the Exercise Date, one or more Debt Warrants may be exercised upon (i) notice by the Holder thereof of such Holder's intention to exercise its Debt Warrants submitted to the Debt Warrant Agent and thereafter promptly forwarded by the Debt Warrant Agent to the Company no later than the Determination Date, (ii) delivery to the Debt Warrant Agent at its corporate trust office or window on or prior to the Exercise Date of payment of the Exercise Price in the form of certified or official bank check payable to the order of the Company, and (iii) delivery to the Debt Warrant Agent at its corporate trust office or window on or prior to the Exercise Date of the related Debt Warrant Certificate(s) and the purchase form set forth in the Debt Warrant Certificate properly completed and duly executed, whereupon the Company will, on or promptly after the Exercise Date, deliver the related Debt Warrant Securities, in accordance with clause (c) of this Section 2.03; provided however, that Debt Warrants may only be exercised if such notice of exercise has been delivered to the Debt Warrant Agent prior to the close of business on the Determination Date. Notice of a Holder's intention to exercise a Debt Warrant shall be irrevocable, except that after a postponement of the date of exercise of the Debt Warrants under the conditions specified in Section 2.02 such notice shall be null and void. Accordingly, after such postponement, a Holder must redeliver a notice of intention to exercise a Debt Warrant no later than the Determination Date immediately preceding January 18, 2000.


         The Debt Warrant Agent shall deposit all funds received by it as payment for the exercise of Debt Warrants to the account of the Company maintained with it for such purpose on the date on which such Debt Warrants and such funds are received and shall advise the Company by telephone or in writing, by facsimile transmission or otherwise, at the end of each day on which such a payment is received of the amount so deposited to its account. The Debt Warrant Agent shall promptly confirm any telephonic advice to the Company in writing. Absent written agreement with the Company, the Warrant Agent shall have no obligation to invest any such funds.

              (b) Promptly after the Exercise Date, the Debt Warrant Agent shall, in accordance with the terms and conditions of this Agreement and the Debt Warrant Certificates, advise the Company and the Trustee of (i) the number of Debt Warrants as to which notice of an intention to exercise has been received, (ii) the instructions of each Holder of the Debt Warrant Certificates evidencing such Debt Warrants with respect to delivery of the Debt Warrant Securities to which such Holder is entitled upon such exercise and (iii) such other information as the Company or the Trustee shall reasonably require.

              (c) On or promptly after the Exercise Date, the Company shall issue and the Trustee shall authenticate and deliver, pursuant to the Indenture, in authorized denominations, to or upon the order of each Holder who has exercised its Debt Warrants, the Debt Warrant Securities to which such Holder is entitled in fully registered form, registered in such name or names as may be directed by such Holder.

              (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Debt Warrant Securities upon the order of the Holders of the related Debt Warrant Certificate evidencing exercised Debt Warrants.

         Section 2.04 Debt Warrant Securities. At the time of issuance, (i) the Company shall have registered the Debt Warrant Securities issued upon exercise of the Debt Warrants under the Securities Act of 1933, as amended (the "Securities Act"), (ii) the Company shall have taken all necessary steps to issue the Debt Warrant Securities under the Indenture, the Company shall have used its best efforts to obtain a rating of the Debt Warrant Securities from Standard & Poor's Ratings Services and Moody's Investors Service, Inc. Debt Warrant Securities issued upon exercise of Debt Warrants shall have identical terms to the Offered Debt Securities except: (i) the maturity of the Debt Warrant Securities shall be June 15, 2008 (the "Debt Warrant Security Maturity Date"); (ii) interest will accrue on the Debt Warrant Securities from and including the Exercise Date and will be paid on such Debt Warrant Securities commencing on June 15, 2000, (iii) if the Debt Warrant Securities issued upon exercise of Debt Warrants have not been registered under the Securities Act on or before the Exchange Date, then the interest rate per annum on the Debt Warrant Securities shall be increased by .50% (one half of one percent) until such unregistered Debt Warrant Securities shall be so registered, and (iv) if the Company, pursuant to Section 2.02, postpones the date of the exercise of the Debt Warrants, then the interest rate per annum on the Debt Warrant Securities shall be increased by the positive value, if any, of the sum of (x) the value (positive or negative, expressed in the form of a percentage or in basis points), if any, of the result from subtracting the December 1999 Credit Spread (as hereinafter defined) from the January 2000 Credit Spread (as hereinafter defined) and (y) the value (positive or negative, expressed in the form of a percentage or in basis points), if any, of the result from subtracting the December 1999 Treasury Rate (as hereinafter defined) from the January 2000 Treasury Rate (as hereinafter defined) determined by the Calculation Agent.

              If for any reason the Company elects not to, or fails to, issue and deliver the Debt Warrant Securities purchasable upon exercise of the Debt Warrants on the Exercise Date, then the Company shall promptly pay to the Holders who have given notice of their intention to exercise their Debt Warrants an amount equal to the Debt Warrant Make-Whole Amount (as hereinafter defined), as calculated by the Calculation Agent (as hereinafter defined) on the third Business Day prior to December 15, 1999.

              As used herein:

              "Calculation Agent" means initially Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof.

              "Comparable Treasury Issues" means the United States Treasury security or securities selected by the Calculation Agent as having an actual or interpolated maturity or maturities comparable to the stated term to maturity of the Debt Warrant Securities.

              "Comparable Treasury Price" means, with respect to December 15, 1999 or January 18, 2000, as applicable, (a) the offer-side prices for the Comparable Treasury Issues

(expressed in each case as a percentage of its principal amounts) on the third Business Day prior to such date, as set forth on Telerate Page 500 (as hereinafter defined), or (b) if Telerate Page 500 is not displayed or does not contain such offer-side prices on the third Business Day prior to such date, (i) the average of three Reference Treasury Dealer Quotations for December 15, 1999 or January 18, 2000, as applicable, after excluding the highest and lowest of five Reference Treasury Dealer Quotations obtained on the third Business Day prior to such date, or (ii) if the Calculation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations obtained on the third Business Day prior to such date. "Telerate Page 500" means the display designated as "Telerate Page 500" on Dow Jones Markets Limited (or such other page as may replace Telerate Page 500 on such service) or such other service displaying the offer-side prices specified in (a) above as may replace Dow Jones Markets Limited.

              "December 1999 Credit Spread" will be the average (arithmetic mean) of the bid indications, excluding the highest and the lowest bids, expressed as a spread (in the form of a percentage or in basis points) above the December 1999 Treasury Rate, obtained by the Calculation Agent on the date three Business Days prior to December 15, 1999, from the bids quoted by five Reference Corporate Dealers in accordance with customary financial practice in the pricing of a new issue of publicly registered, senior unsecured indebtedness of the Company for the full aggregate principal amount of the Debt Warrant Securities purchasable upon the exercise of all Debt Warrants, assuming the Debt Warrant Securities have (i) an issue price equal to 100%, (ii) an issue date equal to December 15, 1999, with settlement on such date without accrued interest, (iii) a maturity date equal to the Debt Warrant Security Maturity Date, (iv) interest initially payable to Holders thereof commencing June 15, 2000 and (v) a stated annual interest rate, payable semiannually on each June 15 and December 15, equal to the December 1999 Treasury Rate plus the spread bid by the applicable Reference Corporate Dealer. If fewer than five Reference Corporate Dealers bid as described above, then the December 1999 Credit Spread shall be the average (arithmetic mean) of all bid indications obtained.

              "December 1999 Treasury Rate" means, with respect to December 15, 1999, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) yield to maturity of the Comparable Treasury Issues, assuming a price for the Comparable Treasury Issues (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for December 15, 1999.

              "Debt Warrant Make-Whole Amount" means the present value, as of December 15, 1999, of the Remaining Scheduled Payments (as hereinafter defined) discounted to December 15, 1999, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at the Warrant Reinvestment Rate.

              "Determination Date" means three Business Days prior to the Exercise Date.

              "January 2000 Credit Spread" will be the average (arithmetic mean) of the bid indications, excluding the highest and the lowest bids, expressed as a spread (in the form of a percentage or in basis points) above the January 2000 Treasury Rate, obtained by the Calculation Agent on the date three Business Days prior to January 18, 2000, from the bids quoted by five Reference Corporate Dealers in accordance with customary financial practice in the pricing of a new issue of publicly registered, senior unsecured indebtedness of the Company for the full aggregate principal amount of the Debt Warrant Securities purchasable upon the exercise of all Debt Warrants, assuming that the Debt Warrant Securities have (i) an issue price equal to 100%, (ii) an issue date equal to January 18, 2000, with settlement on such date without accrued interest, (iii) a maturity date equal to the Debt Warrant Security Maturity Date, (iv) interest initially payable to Holders thereof commencing June 15, 2000, and (v) a stated annual interest rate, payable semiannually on each June 15 and December 15, equal to the January 2000 Treasury Rate plus the spread bid by the applicable Reference Corporate Dealer. If fewer than five Reference Corporate Dealers bid as described above, then the January 2000 Credit Spread shall be the average (arithmetic mean) of all bid indications obtained.

              "January 2000 Treasury Rate" means, with respect to January 18, 2000, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) yield to maturity of the Comparable Treasury Issues, assuming a price for the Comparable Treasury Issues (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for January 18, 2000.

              "Reference Corporate Dealers" means leading dealers of publicly traded debt securities of the Company in The City of New York (which may include the Calculation Agent or one of its affiliates) selected by the Calculation Agent.

              "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley and Co. Incorporated and Salomon Brothers Inc (or their respective affiliates which are primary U.S. Government securities dealers) and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Calculation Agent shall substitute thereof another Primary Treasury Dealer.

              "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and December 15, 1999 or January 18, 2000, as applicable, the offer-side prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) quoted to the Calculation Agent by such Reference Treasury Dealer by 3:30 PM, New York City time, on the third Business Day prior to such date.

              "Remaining Scheduled Payments" means, with respect to the Debt Warrant Securities, all scheduled payments of the interest thereon, calculated at the interest rate of the Debt Warrant Securities only, that would accrue from December 15, 1999 and would be due thereafter to and including the Debt Warrant Security Maturity Date.

              "Warrant Reinvestment Rate" means the per annum rate equal to the December 1999 Treasury Rate plus the December 1999 Credit Spread. The Warrant Reinvestment Rate announced by the Calculation Agent, absent manifest error, shall be binding and conclusive upon the Holders of the Debt Warrants, the Company and the Debt Warrant Agent.



                                  ARTICLE III.

        REGISTRATION, EXCHANGE, SUBSTITUTION, TRANSFER AND LIMITATIONS ON
         TRANSFER OF DEBT WARRANT CERTIFICATES AND REGISTRATION OF THE
                       WARRANTS UNDER THE SECURITIES ACT


         Section 3.01. Registration, Exchange and Transfer of Debt Warrant Certificates The Debt Warrant Agent shall keep, at its corporate trust office, books in which, subject to such reasonable regulations as it may prescribe, it shall register the Debt Warrant Certificates and transfers and exchanges of outstanding Debt Warrant Certificates. Prior to registration of the Debt Warrants under the Securities Act, (i) no Holder shall transfer to any single purchaser any Debt Warrants in a block consisting of fewer than 100 Debt Warrants and (ii) Debt Warrants will be subject to the other restrictions on transfer set forth in Section 3.04. Subject to the foregoing, upon surrender at the place or places set forth in Debt Warrant Certificate or at the corporate trust office of the Debt Warrant Agent, located initially at Two International Place, Financial Services, Corporate Trust Department, Boston, Massachusetts 02110, or at the corporate trust window of the Debt Warrant Agent, located initially at 61 Broadway, Concourse Level, New York, New York 10006, of Debt Warrant Certificates properly endorsed or accompanied by appropriate instruments of transfer, with signature guaranteed thereon and accompanied by written instructions for transfer or exchange, all in form reasonably satisfactory to the Company and the Debt Warrant Agent, such Debt Warrant Certificates may be exchanged for other Debt Warrants; it being understood that Debt Warrant Certificates issued in exchange for or upon transfer of surrendered Debt Warrant Certificates shall evidence the same aggregate number of Debt Warrants as the Debt Warrant Certificates so surrendered.

              No service charge shall be made for any exchange or transfer of Debt Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection with any such exchange or transfer. Whenever any Debt Warrant Certificates are so surrendered for exchange or transfer, the Company shall execute, and an authorized officer of the Debt Warrant Agent shall manually authenticate and deliver to the person or persons entitled thereto, a Debt Warrant Certificate or Debt Warrant Certificates as so requested. The Debt Warrant Agent shall not be required to effect any exchange or transfer which would result in the issuance of a Debt Warrant Certificate evidencing a fraction of a Debt Warrant or a number of full Debt Warrants and a fraction of a Debt Warrant. All Debt Warrant Certificates issued upon any exchange or transfer of Debt Warrant Certificates shall evidence the same obligations, and be entitled to the same benefits under this Agreement, as the Debt Warrant Certificate surrendered for such exchange or transfer.

         Section 3.02. Mutilated, Destroyed, Lost or Stolen Debt Warrant Certificates. If any mutilated Debt Warrant Certificate is surrendered to the Debt Warrant Agent, the Company shall execute, and an authorized officer of the Debt Warrant Agent shall manually authenticate and deliver in exchange therefor, a new Debt Warrant Certificate of like tenor representing a like number of unexercised Debt Warrants and bearing a number not contemporaneously outstanding.

              If there shall be delivered to the Company and the Debt Warrant Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Debt Warrant Certificate and of the ownership thereof, (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, and (iii) funds sufficient to cover any cost or expense to the Company (including any fees charged by the Debt Warrant Agent) relating to the issuance of a new Debt Warrant Certificate, then, in the absence of notice to the Company or the Debt Warrant Agent that such Debt Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute, and upon its request an authorized officer of the Debt Warrant Agent shall manually authenticate and deliver, in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Debt Warrant Certificate of like tenor representing a like number of unexercised Debt Warrants and bearing a number not contemporaneously outstanding.

              In case the Debt Warrants evidenced by any such mutilated, destroyed, lost or stolen Debt Warrant Certificate have been exercised, the Company in its discretion may, instead of issuing a new Debt Warrant Certificate, treat the same as if it had received written irrevocable notice of exercise in good form in respect thereof, as provided herein.

              Every new Debt Warrant Certificate issued pursuant to this Section
3.01 in lieu of any mutilated, destroyed, lost or stolen Debt Warrant Certificate shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Debt Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to all of the benefits of this Agreement equally and proportionately with any and all other Debt Warrant Certificates duly issued hereunder. The provisions of this Section 3.01 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Warrant Certificates.

         Section 3.03      Reserved.


         Section 3.04. Restrictions and Limitations on Transfers of Debt Warrants. Unless and until the earlier of (i) registration under the Securities Act in accordance with the Registration Rights Agreement relating to the Offered Debt Securities and the Debt Warrants (the "Registration Rights Agreement") and
(ii) the Resale Restriction Termination Date (as hereinafter defined), the Debt Warrants have not been and will not be registered under the Securities Act or any state securities law and therefore will be subject to the following restrictions on transfer. The Debt Warrant Agent shall not register the resale or other transfer of Debt Warrants unless such resale or other transfer is in accordance with such restrictions, provided that for such purposes it may conclusively rely on the statement set forth on the Assignment Form and Certificate of Transfer.

         Each purchaser of such Debt Warrants, by its acceptance thereof, will be deemed to have acknowledged, represented and agreed with the Company and the Initial Purchasers (as defined in the Registration Rights Agreement) that it will not offer, sell or otherwise transfer such Debt Warrants prior to the date that is two years from the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Debt Warrants (or any predecessor thereto) (the "Resale Restriction Termination Date") unless such sale:

                   (1)  to the Company or any subsidiary thereof;
                   (2) pursuant to a registration statement that has been declared effective under the Securities Act;
                   (3) for so long as the Debt Warrants are eligible for resale under Rule 144A, to a person it reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance upon Rule 144A;
                   (4) to an institutional "accredited investor" within the meaning of subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Debt Warrants for its own account, or for the account of such an institutional "accredited investor," or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of subparagraph (a) (7) of Rule 501 under the Securities Act, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; or
                   (5) pursuant to any other available exemption from the registration requirements of the Securities Act;
              subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and to compliance with any applicable state securities laws; it being understood that prior to any offer, sale, or other transfer of Debt Warrants in certificated form prior to the Resale Restriction Termination Date (i) pursuant to clause (4) above, the transferor shall deliver a letter substantially in the form of Annex A from the transferee to the Debt Warrant Agent and (ii) pursuant to clause (5) above, the Company reserves the right to require the delivery of an opinion of counsel, certifications and / or other information satisfactory to the Company.

         Each purchaser of such Debt Warrants acknowledges that each Debt Warrant will contain a legend substantially to the following effect:

[FOR QIBS, INSERT: UNLESS THIS WARRANT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY WARRANT ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS WARRANT IS EXCHANGED IN WHOLE OR IN PART FOR WARRANTS IN A CERTIFICATED FORM, THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.]

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NEITHER THIS WARRANT NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERRED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS WARRANT WILL BE ISSUED AND UNTIL REGISTERED MAY BE TRANSFERRED ONLY IN A MINIMUM BLOCK OF 100.

THE HOLDER OF THIS WARRANT BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS WARRANT, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS WARRANT (OR ANY PREDECESSOR OF SUCH WARRANT), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE WARRANTS ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT

THAT IS ACQUIRING THIS WARRANT FOR ITS OWN ACOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," OR AS A FIDUCIARY FOR THE ACCOUNT OF ONE OR MORE TRUSTS, EACH OF WHICH IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
(a)(7) OF RULE 501 UNDER THE SECURITIES ACT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; IT BEING UNDERSTOOD THAT PRIOR TO ANY OFFER, SALE OR TRANSFER OF A WARRANT IN CERTIFCATED FORM PRIOR TO A RESALE RESTRICTION TERMINATION DATE (i) PURSUANT TO CLAUSE (D) ABOVE, THE TRANSFEROR SHALL DELIVER A LETTER SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE WARRANT AGREEMENT DATED AS OF JUNE 15, 1998 FROM THE TRANSFEREE TO THE DEBT WARRANT AGENT AND (ii) PURSUANT TO CLAUSE (E) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINTION DATE.

THE HOLDER OF THIS WARRANT BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL WARRANTS ISSUED HEREUNDER.

         Section 3.05. Persons Deemed Holders. The Company and the Debt Warrant Agent may treat the Holder as the owner thereof for any purpose and as the person entitled to exercise the rights represented by the Debt Warrants evidenced thereby, any notice to the contrary notwithstanding.


         Section 3.06. Cancellation of Debt Warrant Certificates. Any Debt Warrant Certificate surrendered for exchange, transfer or exercise of the Debt Warrants evidenced thereby shall, if surrendered to the Company, be delivered to the Debt Warrant Agent, all Debt Warrant Certificates surrendered or so delivered to the Debt Warrant Agent shall be promptly canceled by it and shall not be reissued and, except as expressly permitted by this Agreement, no Debt Warrant Certificate shall be issued hereunder in lieu or in exchange thereof. The Company may at any time deliver to the Debt Warrant Agent for cancellation any Debt Warrant Certificates previously issued hereunder which the Company may have acquired in any manner whatsoever, and all Debt Warrant Certificates so delivered shall be promptly canceled by the Debt Warrant Agent. All canceled Debt Warrant Certificates held by the Debt Warrant Agent shall be disposed of as instructed by the Company, subject to applicable law.

                                   ARTICLE IV.

                       OTHER PROVISIONS RELATING TO RIGHTS

                     OF HOLDERS OF DEBT WARRANT CERTIFICATES


         Section 4.01. No Rights as Holders of Debt Warrant Securities Conferred by Debt Warrants or Debt Warrant Certificates. No Debt Warrant Certificate or Debt Warrants evidenced thereby shall entitle the Holder thereof to any of the rights of a Holder of the Debt Warrant(s) Securities, including, without limitation, the right to receive the payment of principal of (or premium, if any) or interest on the Debt Warrant Securities or to enforce any of the covenants in the Indenture.


         Section 4.02. Holder of Debt Warrant Certificate May Enforce Rights. Notwithstanding any of the provisions of this Agreement, any Holder of any Debt Warrant Certificate, without the consent of the Debt Warrant Agent, the Trustee, the Holder of any Debt Warrant Securities or the Holder of any other Debt Warrant Certificate, may, on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce or otherwise in respect of, such Holder's right to exercise the Debt Warrant(s) evidenced by such Holder's Debt Warrant Certificate in the manner provided in such Debt Warrant Certificate and in this Agreement.



                                   ARTICLE V.

                        CONCERNING THE DEBT WARRANT AGENT


         Section 5.01. Debt Warrant Agent. The Company hereby appoints State Street Bank and Trust Company as Debt Warrant Agent of the Company in respect of the Debt Warrants and the Debt Warrant Certificates upon the terms and subject to the conditions set forth herein and in the Debt Warrant Certificate, and State Street Bank and Trust Company hereby accepts such appointment. The Debt Warrant Agent shall have the power and authority granted to and conferred upon it in the Debt Warrant Certificates and in this Agreement and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such power and authority contained in the Debt Warrant Certificates are subject to and governed by the terms and provisions hereof.


         Section 5.02. Conditions of Debt Warrant Agent's Obligations. The Debt Warrant Agent accepts its obligations herein set forth, upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the Holders from time to time of the Debt Warrant Certificates shall be subject:

         (a) Compensation and Indemnification. The Company agrees promptly to pay the Debt Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Debt Warrant Agent and to reimburse the Debt Warrant Agent for reasonable out-of-pocket expenses (including reasonable attorney's fees and expenses) incurred by the Debt Warrant Agent without negligence, bad faith or wilful misrepresentation on its part in connection with the services rendered hereunder by the Debt Warrant Agent; the Company also agrees to indemnify the Debt Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or wilful misrepresentation on the part of the Debt Warrant Agent, arising out of or in connection with its acting as such Debt Warrant Agent hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance at any time of its powers or duties hereunder or with respect to the Debt Warrants; and the obligations of the Company under this subsection (a) shall survive the exercise of the Debt Warrant Certificates, termination of this Agreement and the resignation or removal of the Debt Warrant Agent.

         (b) Agent for the Company. In acting under this Debt Warrant Agreement and in connection with the Debt Warrant Certificates, the Debt Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the owners or Holders of the Debt Warrant Certificates.

         (c) Counsel. The Debt Warrant Agent may consult with counsel, which may include counsel for the Company, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (d) Documents. The Debt Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted by it in reliance upon any Debt Warrant Certificate, notice, opinion of counsel, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

         (e) Certain Transactions. The Debt Warrant Agent, any of its officers, directors and employees, in its or their individual or any other capacity, may become the owner of, or acquire any interest in, any Debt Warrant Certificates, with the same rights that it would have if it were not such Debt Warrant Agent, officer, director, employee or other agent, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depository, trustee or agent for, any committee or body of Holders of Debt Warrant Securities or other obligations of the Company as freely as if it were not such Debt Warrant Agent, officer, director, employee or other agent. Nothing in this Debt Warrant Agreement shall be deemed to prevent the Debt Warrant Agent from acting as Trustee under the Indenture.

         (f) No Liability for Interest. The Debt Warrant Agent shall not be under any liability for interest on any moneys at any time received by it pursuant to any of the provisions of this Agreement or of the Debt Warrant Certificates unless otherwise agreed to in writing by the Company and the Debt Warrant Agent.

         (g) No Liability for Invalidity. The Debt Warrant Agent shall not incur any liability with respect to the validity of this Agreement or any of the Debt Warrant Certificates.

         (h) No Responsibility for Representations. The Debt Warrant Agent shall not be responsible for any of the recitals or representations contained herein or in the Debt Warrant Certificates (except as to the Debt Warrant Agent's authentication thereon), all of which are made solely by the Company.

         (i) No Implied Obligations. The Debt Warrant Agent shall be obligated to perform such duties as are herein and in the Debt Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Debt Warrant Certificates against the Debt Warrant Agent. The Debt Warrant Agent shall not be under any obligation to advance its own funds or to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Debt Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Debt Warrant Certificates authenticated by the Debt Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Debt Warrant Certificates or any exercise of the Debt Warrants evidenced thereby. The Debt Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Debt Warrant Certificates or in the Debt Warrant Securities or in the case of the receipt of any written demand from a Holder of a Debt Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceeding at law or otherwise or, except as provided in Section
              6.04 hereof, to make any demand upon the Company.


    Section 5.03. Resignation, Removal and Appointment of Successor

                           (a) The Company agrees, for the benefit of the
Holders from time to time of the Debt Warrant Certificates, that there shall at all times be a Debt Warrant Agent hereunder until all of the Debt Warrants are no longer exercisable.


                           (b) The Debt Warrant Agent may at any time resign as
such agent by giving written notice to the Company of such intention on its part, specifying the date on which it desires its resignation to become effective; provided that, without the consent of the Company, such date shall not be less than three months after the date on which such notice is given and shall be subject to the appointment of a successor Debt Warrant Agent and the acceptance of such appointment by such successor Debt Warrant Agent, as hereinafter provided. The Debt Warrant Agent may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date on which the Company expects such removal to become effective. Such resignation or removal shall take effect upon the appointment by the Company of a successor Debt Warrant Agent (which shall be a bank or trust company organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust powers) by an instrument in writing filed with such successor Debt Warrant Agent and the acceptance of such appointment by such successor Debt Warrant Agent pursuant to clause (c) of this Section 5.03. In the event a successor Debt Warrant Agent has not been appointed and has not accepted its duties within 90 days of the Debt Warrant Agent's notice of resignation, the Debt Warrant Agent may apply to any court of competent jurisdiction for the designation of a successor Debt Warrant Agent.


                           (c) In case at any time the Debt Warrant Agent shall
resign, or be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or similar law or if any public officer shall have taken charge or control of the Debt Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Debt Warrant Agent qualified as aforesaid shall be appointed by the Company by an instrument in writing that is filed with the successor Debt Warrant Agent. Upon the appointment as aforesaid of a successor Debt Warrant Agent and acceptance by the latter of such appointment, the then current Debt Warrant Agent shall cease to be Debt Warrant Agent hereunder.


                           (d) Any successor Debt Warrant Agent appointed
hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Debt Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Debt Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Debt Warrant Agent shall be entitled to receive all moneys, securities and other property on deposit with or held by such predecessor, as Debt Warrant Agent hereunder.


                           (e) Any corporation into which the Debt Warrant Agent
hereunder may be merged or converted or any corporation with which the Debt Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Debt Warrant Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Debt Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Debt Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                           (f) The Company may designate agencies for the
surrender for exercise of Debt Warrant Certificates at such place or places as the Company may determine, and the Company shall keep the Debt Warrant Agent advised of the names and locations of such agencies, if any are so designated. The Debt Warrant Agent shall arrange directly with such agencies for the delivery of Debt Warrant Securities upon exercise of Debt Warrant Certificates surrendered for exercise at such agencies. The Debt Warrant Agent shall be in no way responsible or accountable for the action or failure to act of any agencies designated pursuant to this Section 5.03(f).



                                   ARTICLE VI.

                                  MISCELLANEOUS


         Section 6.01.     Modification, Supplementation or Amendment


                           (a) This Agreement may be modified, supplemented or
amended by the parties hereto, without the consent of the Holder of any Debt Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or in such Debt Warrant Certificate, or making such provisions in regard to matters or questions arising under this Agreement as the Company may deem necessary or desirable; provided that such action shall not adversely affect the interests of the Holders of the Debt Warrant Certificates in any material respect. The Debt Warrant Agent may, but shall not be obligated to, enter into any amendment to this Agreement which affects the Debt Warrant Agent's own rights, duties or immunities under this Agreement or otherwise.


                           (b) The Company and the Debt Warrant Agent may modify
or amend this Agreement and the Debt Warrant Certificates, with the consent of the Holders of not fewer than a majority in number of the then outstanding unexercised Debt Warrants affected by such modification or amendment, for any purpose; provided, however, that no modification or amendment of any of the provisions of Article II and no modification or amendment that reduces the number of outstanding Debt Warrants the consent of the Holders of which is required for modification or amendment of this Agreement or the Debt Warrant Certificates may be made without the consent of each Holder affected thereby.

         Section 6.02. Consolidations and Mergers of the Company and Sales, Leases and Conveyances Permitted Subject to Certain Conditions. To the extent permitted in the Indenture, the Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into, any other corporation or other entity.


         Section 6.03. Rights and Duties of Successor Corporation In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor corporation or entity, such successor corporation or entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein, and the Company, except in the event of a lease, shall be relieved of any further obligation under this Agreement and the Debt Warrants. Such successor or assuming corporation or entity shall expressly assume, by an amendment to this Agreement, executed and delivered to the Debt Warrant Agent, in form satisfactory to such Debt Warrant Agent, the due and punctual payment of any and all amounts payable by the Company pursuant to this Agreement and the performance of every covenant of this Agreement on the part of the Company to be performed or observed. Such successor corporation or entity thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debt Warrant Securities issuable pursuant to the terms hereof. All the Debt Warrant Securities so issued shall in all respects have the same legal rank and benefit under the Indenture as the Debt Warrant Securities theretofore or thereafter issued in accordance with the terms of this Agreement and the Indenture.

              In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Debt Warrant Securities thereafter to be issued as may be appropriate.


         Section 6.04. Notices and Demands to the Company and Debt Warrant Agent If the Debt Warrant Agent shall receive any notice or demand addressed to the Company by the Holder of a Debt Warrant Certificate pursuant to the provisions of the Debt Warrant Certificates, the Debt Warrant Agent shall promptly forward such notice or demand to the Company.


         Section 6.05. Governing Law. This Agreement and each Debt Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York.

         Section 6.06. Addresses. Any communications from the Company to the Debt Warrant Agent with respect to this Agreement shall be addressed to STATE STREET BANK AND TRUST COMPANY, Two International Place, Financial Services, Corporate Trust Apartment, Boston, Massachusetts 02110 (facsimile: (617) 664-5371) (telephone: (617) 664-5371), Attention: Don Smith, and any communications from the Debt Warrant Agent, to the Company with respect to this Agreement shall be addressed to EOP OPERATING LIMITED PARTNERSHIP, Two North Riverside Plaza, Suite 2200, Chicago, Illinois 60606 (facsimile: (312) 559-5008) (telephone: (312) 466-3300), Attention: Stanley M. Stevens, Chief Legal Counsel (or such other address as shall be specified in writing by the Debt Warrant Agent or by the Company).


         Section 6.07.  Notices to Holders of Debt Warrant Certificates.


         Any notice to Holders of Debt Warrant Certificates which by any provisions of this Agreement is required or permitted to be given shall be delivered by first class mail postage prepaid at such Holder's address as it appears on the books of the Debt Warrant Agent.


         Section 6.08. Delivery of Offering Memorandum. The Company will furnish to the Debt Warrant Agent sufficient copies of a prospectus, appropriately supplemented, relating to the Debt Warrant Securities (the "Offering Memorandum"), and the Debt Warrant Agent agrees that, upon the exercise of any Debt Warrant Certificate, the Debt Warrant Agent will deliver to the person designated to receive Debt Warrant Securities, prior to or concurrently with the delivery of such Securities, the Offering Memorandum.


         Section 6.09. Obtaining of Governmental Approvals The Company will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States federal and state laws (including, without limitation, the maintenance of the effectiveness of a registration statement in respect of the Debt Warrant Securities under the Securities Act), which may be or become required in connection with the Registration Rights Agreement, the exercise of the Debt Warrant Certificates or the original issuance and delivery of the Debt Warrant Securities.


         Section 6.10. Persons Having Rights Under Debt Warrant Agreement Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Debt Warrant Agent and the Holders of the Debt Warrant Certificates any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement shall be for the sole and exclusive benefit of the Company and the Debt Warrant Agent and their successors and of the Holders of the Debt Warrant Certificates.

         Section 6.11. Headings. The Article and Section headings herein and the Table of Contents are for convenience of reference only and shall not affect the construction hereof.

         Section 6.12. Counterparts. This Agreement may be execute in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.


         Section 6.13. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Debt Warrant Agent for inspection by the Holder of any Debt Warrant Certificate.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seal to be hereunto affixed and attested, all as of the day and year first above written.

                                 EOP OPERATING LIMITED PARTNERSHIP


                                 By:  Equity Office Properties Trust,
                                       as Managing General Partner


                                 By: /s/ Richard D. Kincaid
                                    ----------------------------------------
                                    Name:  Richard D. Kincaid
                                    Title: Executive Vice President and
                                           Chief Financial Officer

[SEAL]

Attest:

---------------------------


                                 STATE STREET BANK AND TRUST COMPANY


                                 By:/s/ Donald E. Smith
                                    ----------------------------------------
                                    Name:   Donald E. Smith
                                    Title:  Vice President


[SEAL]

Attest:

/s/ Paul Dale
---------------------------

                                                                         ANNEX A



                       TRANSFEREE LETTER OF REPRESENTATION
             (FOR 2007 NOTES AND WARRANTS IN CERTIFICATED FORM ONLY)



State Street Bank & Trust Company
Two International Place
Financial Services
Corporate Trust Department
Boston, Massachusetts  02110

Ladies and Gentlemen:

         In connection with the proposed transfer to us of [6.763% Notes due 2007] [Warrants to Purchase % Notes due 2008] (the "Securities") of EOP Operating Limited Partnership (the "Company"), we confirm that:

              1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or other applicable securities laws, and may not be offered, sold or otherwise transferred except as permitted in the following sentence. We agree on our behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is two years after the later of the date of original issue thereof and the last date on which the Company or any "affiliate" of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company or any subsidiary thereof, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an institutional "accredited investor" (an "Institutional Accredited Investor") within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Securities for its own account or for the account of such an Institutional Accredited Investor for investment purposes and not with a view to, or for offer and sale in connection with, any distribution in violation of the Securities Act or (e) pursuant to any other available exemption from the registration requirements under the Securities Act; it being understood that prior to any such offer, sale or transfer (i) pursuant to clause (e) above, the Company shall have the right to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them and (ii) pursuant to clause (d) above, the transferor shall deliver to the [Trustee] [Warrant Agent] a letter from the transferee substantially similar to this letter.

              2. We are an Institutional Accredited Investor purchasing for our own account or for the account of such an Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or any other applicable securities laws and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investments in the Securities, and we and any accounts 1for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period.

              3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

              4. You and the Company are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

         THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                              Very truly yours,



                                              ________________________________
                                              Name of Purchaser:

                                              By:

                                              Date:

         The Securities will be registered in the name of the beneficial owner as follows:

Name:

Address:

Taxpayer ID Number:

                                                                       EXHIBIT A


             [FORM OF DEBT WARRANT CERTIFICATE IN CERTIFICATED FORM]

                        EOP OPERATING LIMITED PARTNERSHIP

                      Debt Warrant Certificate representing
                            Debt Warrants to purchase
                              6.763% Notes due 2008
                               as described herein

                            ------------------------
                                     [FACE]

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NEITHER THIS WARRANT NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERRED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS WARRANT WILL BE ISSUED AND UNTIL REGISTERED MAY BE TRANSFERRED ONLY IN A MINIMUM BLOCK OF 100.

THE HOLDER OF THIS WARRANT BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS WARRANT, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS WARRANT (OR ANY PREDECESSOR OF SUCH WARRANT), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE WARRANTS ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS WARRANT FOR ITS OWN ACOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," OR AS A FIDUCIARY FOR THE ACCOUNT OF ONE OR MORE TRUSTS, EACH OF WHICH IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(7) OF RULE 501 UNDER THE SECURITIES ACT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION

OF THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; IT BEING UNDERSTOOD THAT PRIOR TO ANY OFFER, SALE OR TRANSFER OF THIS WARRANT PRIOR TO A RESALE RESTRICTION TERMINATION DATE (i) PURSUANT TO CLAUSE (D) ABOVE, THE TRANSFEROR SHALL DELIVER A LETTER SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE WARRANT AGREEMENT DATED AS OF JUNE 15, 1998 FROM THE TRANSFEREE TO THE DEBT WARRANT AGENT AND (ii) PURSUANT TO CLAUSE (E) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINTION DATE.

THE HOLDER OF THIS WARRANT BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL WARRANTS ISSUED HEREUNDER.

              EXERCISABLE ONLY IF AUTHENTICATED BY THE DEBT WARRANT
                            AGENT AS PROVIDED HEREIN

                            ________________________


No.                                              _________________Debt Warrants

              This certifies that __________________ or registered assigns is the registered owner (the "Holder") of the above indicated number of Debt Warrants, each Debt Warrant entitling such Holder to purchase on the Exercise Date (as hereinafter defined) $ _________ principal amount of 6.763% Notes due 2008 (the "Debt Warrant Securities"), a form of which is attached as Exhibit D to the Warrant Agreement (as hereinafter defined), of EOP OPERATING LIMITED PARTNERSHIP (the "Company"), representing $1,000 principal amount of Debt Warrant Securities for each Debt Warrant, issued or to be issued under the Indenture (as hereinafter defined), at the exercise price of 100% of the principal amount of Debt Warrant Securities purchased (the "Exercise Price").

              The "Exercise Date" means December 15, 1999 unless, in accordance with the Warrant Agreement, dated as of June 15, 1998 (the "Warrant Agreement"), between the Company and State Street Bank and Trust Company, as warrant agent (including any successor thereto, the "Debt Warrant Agent"), the Company notifies all Holders in writing at least five Business Days (as defined in the Warrant Agreement) prior to December 15, 1999 that, based on an opinion of counsel, it is aware of material non-public information with respect to the Company, in which case the Company may postpone such date to January 18, 2000, or, in each case, if such day is not a Business Day, the succeeding Business Day.

              The Holder of this Debt Warrant Certificate may exercise the Debt Warrants evidenced hereby, in whole or in part, upon compliance with and subject to the conditions set forth on the reverse hereof and in the Debt Warrant Agreement.

              Any whole number of Debt Warrants evidenced by this Debt Warrant Certificate may be exercised to purchase Debt Warrant Securities in registered form.

              This Debt Warrant Certificate is issued under and in accordance with the Debt Warrant Agreement and is subject to the terms and provisions contained in the Debt Warrant Agreement, to all of which terms and provisions the Holder of this Debt Warrant Certificate consents by acceptance hereof. Copies of the Debt Warrant Agreement are on file at the corporate trust office of the Debt Warrant Agent.

              The Debt Warrant Securities to be issued and delivered upon the exercise of Debt Warrants evidenced by this Debt Warrant Certificate will be issued under and in accordance with an Indenture, dated as of September 2, 1997, as supplemented by a Supplemental Indenture, dated as of February 9, 1998, and as further supplemented from time to time (the "Indenture"), between the Company and State Street Bank and Trust Company, as trustee (including any successors thereto, the "Trustee") and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture are on file at the corporate trust office of the Trustee.

              This Debt Warrant Certificate, and all rights hereunder, may be when surrendered for transfer at the address specified on the reverse hereof by the Holder, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations contained on the reverse hereof and in the Debt Warrant Agreement.

              This Debt Warrant Certificate may be exchanged at the address specified on the reverse hereof for Debt Warrant Certificates representing the same aggregate number of Debt Warrants.

              This Debt Warrant Certificate shall not entitle the Holder to any of the rights of a holder of the Debt Warrant Securities, including, without limitation, the right to receive payments of principal of (or premium, if any) or interest on the Debt Warrant Securities or to enforce any of the covenants of the Indenture.

              Reference is hereby made to the further provisions of this Debt Warrant Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

              This Debt Warrant Certificate shall not be valid or obligatory for any purpose until authenticated by the Debt Warrant Agent.

              IN WITNESS WHEREOF, the Company has caused this Debt Warrant Certificate to be duly executed under its corporate seal.

Dated:


                                   EOP OPERATING LIMITED PARTNERSHIP


                                   By:  Equity Office Properties Trust,
                                         as Managing General Partner


                                   By:_______________________________________
                                         Name:
                                         Title:


Attest:

_______________________



Authenticated:


STATE STREET BANK AND TRUST COMPANY,
as Debt Warrant Agent


By:
    ____________________________________
                              Authorized Signatory

                                    [REVERSE]

              To exercise any Debt Warrants evidenced by this Debt Warrant Certificate, the Holder must (i) deliver an Exercise Notice prior to the close of business on the third Business Day preceding the Exercise Date (the "Determination Date"), which Exercise Notice shall be substantially in the form of Exhibit C to the Warrant Agreement, (ii) pay, by certified check or official bank check, on or prior to the Exercise Date, the Exercise Price for each of the Debt Warrants exercised to the Debt Warrant Agent, at its corporate trust office, initially located at Two International Place, Financial Services, Corporate Trust Department, Boston, Massachusetts 02110, or at its corporate trust window, initially located at 61 Broadway, Concourse level, New York, New York 10006, which payment should specify the name of the Holder of this Debt Warrant Certificate and the number of Debt Warrants exercised by such Holder and
(iii) deliver this Debt Warrant Certificate to the Debt Warrant Agent at either of the addresses specified above on or prior to the Exercise Date. After the close of business on the Determination Date, unexercised Debt Warrants shall become void.

              At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, upon the request of a Holder, the Company will promptly furnish or cause to be furnished the information specified in Rule 144A(d)(4) to such Holder, or to a prospective purchaser of any Debt Warrant designated by any such Holder, to the extent required to permit compliance by such Holder with Rule 144A under the Securities Act in connection with the resale or other transfer of any such Debt Warrant.

                   ASSIGNMENT FORM AND CERTIFICATE OF TRANSFER


         To assign this Debt Warrant, fill in the form below:

         (I)  or (we) assign and transfer this Debt Warrant to

------------------------------------------------------------------------------------------------------------------
                     (Insert assignee's social security or tax identification number, if any)

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                (Print or type assignee's name, address and zip code)


         Your signature:
                        ------------------------------------------------------------------------------------------
                                (Sign exactly as your name appears on the other side of this Debt Warrant)

         Date:
              --------------------------------------------------------------

         Signature Guarantee:*
                              ----------------------------------------------

         In connection with any transfer of any of the Debt Warrants evidenced by this Debt Warrant Certificate occurring prior to the date that is two years (or such shorter period as may then be applicable under Rule 144(k) of the United States Securities Act of 1933, as amended (the "Securities Act") (or any successor provision)), after the later of the date of original issuance of such Debt Warrants and the last date, if any, on which such Debt Warrants were owned by the Company or any affiliate of the Company, the undersigned confirms that this Debt Warrant Certificate is being transferred:

         CHECK ONE BOX BELOW

         (1)       -    to the Company or a subsidiary thereof; or

         (2)       -    to a "qualified institutional buyer" pursuant to and in
                        compliance with Rule 144A under the Securities Act; or

         (3)       -    to an institutional "accredited investor" within the
                        meaning of subparagraph (a)(1), (2), (3) or (7) of Rule
                        501 under the Securities Act; or

         (4)       -    pursuant to an effective registration statement under
                        the Securities Act; or

         (5)       -    pursuant to another available exemption from the
                        registration requirements of the Securities Act.

         Unless one of the boxes is checked, the Debt Warrant Agent will refuse to register this Debt Warrant Certificate in the name of any person other than the Holder hereof; provided, however, that (i) if box (3) is checked, the transferee shall deliver a letter in the form of Annex A to the Debt Warrant Agreement to the Debt Warrant Agent and (ii) if box (5) is checked, the Company may require, prior to registering any transfer of this Debt Warrant Certificate, such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that

--------------

* Signature must be guaranteed by a commercial bank, trust company or member firm or a major stock exchange such transfer is being made pursuant to the exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

                                                                       EXHIBIT B

                    [FORM OF GLOBAL DEBT WARRANT CERTIFICATE]

                        EOP OPERATING LIMITED PARTNERSHIP

                  Global Debt Warrant Certificate representing
                            Debt Warrants to purchase
                              6.763% Notes due 2008
                               as described herein

                            ------------------------
                                     [FACE]

UNLESS THIS WARRANT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY WARRANT ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS WARRANT IS EXCHANGED IN WHOLE OR IN PART FOR WARRANTS IN A CERTIFICATED FORM, THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NEITHER THIS WARRANT NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERRED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS WARRANT WILL BE ISSUED AND UNTIL REGISTERED MAY BE TRANSFERRED ONLY IN A MINIMUM BLOCK OF 100.

THE HOLDER OF THIS WARRANT BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS WARRANT, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER

OF THIS WARRANT (OR ANY PREDECESSOR OF SUCH WARRANT), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE WARRANTS ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS WARRANT FOR ITS OWN ACOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," OR AS A FIDUCIARY FOR THE ACCOUNT OF ONE OR MORE TRUSTS, EACH OF WHICH IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
(a)(7) OF RULE 501 UNDER THE SECURITIES ACT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINTION DATE.

THE HOLDER OF THIS WARRANT BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL WARRANTS ISSUED HEREUNDER.

              EXERCISABLE ONLY IF AUTHENTICATED BY THE DEBT WARRANT
                            AGENT AS PROVIDED HEREIN


                              ___________________


No.                                             __________________Debt Warrants

              This certifies that CEDE & CO. or registered assigns is the registered owner (the "Holder") of the above indicated number of Debt Warrants, each Debt Warrant entitling such Holder to purchase on the Exercise Date (as hereinafter defined) $ _________ principal amount of 6.763% Notes due 2008 (the "Debt Warrant Securities"), a form of which is attached as Exhibit D to the Warrant Agreement (as hereinafter defined), of EOP OPERATING LIMITED PARTNERSHIP (the "Company"), representing $1,000 principal amount of Debt Warrant Securities for each Debt Warrant, issued or to be issued under the Indenture (as hereinafter defined), at the exercise price of 100% of the principal amount of Debt Warrant Securities purchased (the "Exercise Price").

              The "Exercise Date" means December 15, 1999 unless, in accordance with the Warrant Agreement, dated as of June 15, 1998 (the "Warrant Agreement"), between the Company and State Street Bank and Trust Company, as warrant agent (including any successor thereto, the "Debt Warrant Agent"), the Company notifies all Holders in writing at least five Business Days (as defined in the Warrant Agreement) prior to December 15, 1999 that, based on an opinion of counsel, it is aware of material non-public information with respect to the Company, in which case the Company may postpone such date to January 18, 2000, or, in each case, if such day is not a Business Day, the succeeding Business Day.

              The Holder of this Debt Warrant Certificate may exercise the Debt Warrants evidenced hereby, in whole or in part, upon compliance with and subject to the conditions set forth on the reverse hereof and in the Debt Warrant Agreement.

              Any whole number of Debt Warrants evidenced by this Debt Warrant Certificate may be exercised to purchase Debt Warrant Securities in registered form.

              This Debt Warrant Certificate is issued under and in accordance with the Debt Warrant Agreement and is subject to the terms and provisions contained in the Debt Warrant Agreement, to all of which terms and provisions the Holder of this Debt Warrant Certificate consents by acceptance hereof. Copies of the Debt Warrant Agreement are on file at the corporate trust office of the Debt Warrant Agent.

              The Debt Warrant Securities to be issued and delivered upon the exercise of Debt Warrants evidenced by this Debt Warrant Certificate will be issued under and in accordance with an Indenture, dated as of September 2, 1997, as supplemented by a Supplemental Indenture, dated as of February 9, 1998, and as further supplemented from time to time (the "Indenture"), between the Company and State Street Bank and Trust Company, as trustee (including any successors thereto, the "Trustee") and will be subject to the terms and provisions contained on the reverse hereof and in the Indenture. Copies of the Indenture are on file at the corporate trust office of the Trustee.

              This Debt Warrant Certificate, and all rights hereunder, may be when surrendered for transfer at the address specified on the reverse hereof by the Holder, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations contained in the Debt Warrant Agreement.

              This Debt Warrant Certificate may be exchanged at the address specified on the reverse hereof for Debt Warrant Certificates representing the same aggregate number of Debt Warrants.

              This Debt Warrant Certificate shall not entitle the Holder to any of the rights of a holder of the Debt Warrant Securities, including, without limitation, the right to receive payments of principal of (or premium, if any) or interest on the Debt Warrant Securities or to enforce any of the covenants of the Indenture.

              Reference is hereby made to the further provisions of this Debt Warrant Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

              This Debt Warrant Certificate shall not be valid or obligatory for any purpose until authenticated by the Debt Warrant Agent.

              IN WITNESS WHEREOF, the Company has caused this Debt Warrant Certificate to be duly executed under its corporate seal.

Dated:


                                 EOP OPERATING LIMITED PARTNERSHIP


                                 By:  Equity Office Properties Trust,
                                      as Managing General Partner


                                 By:__________________________________________
                                    Name:
                                    Title:


Attest:

_______________________________



Authenticated:


STATE STREET BANK AND TRUST COMPANY,
as Debt Warrant Agent


By
  ________________________________________
          Authorized Signatory

                                    [REVERSE]

              To exercise any Debt Warrants evidenced by this Debt Warrant Certificate, the Holder must (i) deliver an Exercise Notice prior to the close of business on the third Business Day preceding the Exercise Date (the "Determination Date"), which Exercise Notice shall be substantially in the form of Exhibit C to the Warrant Agreement, (ii) pay, by certified check or official bank check, on or prior to the Exercise Date, the Exercise Price for each of the Debt Warrants exercised to the Debt Warrant Agent, at its corporate trust office, initially located at Two International Place, Financial Services, Corporate Trust Department, Boston, Massachusetts 02110, or at its corporate trust window, initially located at 61 Broadway, Concourse level, New York, New York 10006, which payment should specify the name of the Holder of this Debt Warrant Certificate and the number of Debt Warrants exercised by such Holder and
(iii) deliver this Debt Warrant Certificate to the Debt Warrant Agent at either of the addresses specified above on or prior to the Exercise Date. After the close of business on the Determination Date, unexercised Debt Warrants shall become void.

              At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, upon the request of a Holder, the Company will promptly furnish or cause to be furnished the information specified in Rule 144A(d)(4) to such Holder, or to a prospective purchaser of any Debt Warrant designated by any such Holder, to the extent required to permit compliance by such Holder with Rule 144A under the Securities Act in connection with the resale or other transfer of any such Debt Warrant.

                   ASSIGNMENT FORM AND CERTIFICATE OF TRANSFER



         To assign this Debt Warrant, fill in the form below:

         (II) or (we) assign and transfer this Debt Warrant to

-------------------------------------------------------------------------------------------------------------------
                     (Insert assignee's social security or tax identification number, if any)


-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                (Print or type assignee's name, address and zip code)

         Your signature:
                         ------------------------------------------------------------------------------------------
                                (Sign exactly as your name appears on the other side of this Debt Warrant)

         Date:
              ------------------------------------------------------------
         Signature Guarantee:*
                               -------------------------------------------

         In connection with any transfer of any of the Debt Warrants evidenced by this Debt Warrant Certificate occurring prior to the date that is two years (or such shorter period as may then be applicable under Rule 144(k) of the United States Securities Act of 1933, as amended (the "Securities Act") (or any successor provision)), after the later of the date of original issuance of such Debt Warrants and the last date, if any, on which such Debt Warrants were owned by the Company or any affiliate of the Company, the undersigned confirms that this Debt Warrant Certificate is being transferred:

         CHECK ONE BOX BELOW

         (1)   -   to the Company or a subsidiary thereof; or

         (2)   -   to a "qualified institutional buyer"
                   pursuant to and in compliance with Rule 144A under the Securities Act; or

         (3)   -   to an institutional "accredited investor"
                   within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act; or

         (4)   -   pursuant to an effective registration statement under the
                   Securities Act; or

         (5)   -   pursuant to another available exemption from
                   the registration requirements of the Securities
                   Act.

         Unless one of the boxes is checked, the Debt Warrant Agent will refuse to register this Debt Warrant Certificate in the name of any person other than the Holder hereof; provided, however, that (i) if box (3) is checked, the transferee shall deliver a letter in the form of Annex A to the Debt Warrant Agreement to the Debt Warrant Agent and (ii) if box (5) is checked, the Company may require, prior to registering any transfer of this Debt Warrant Certificate,

--------------

* Signature must be guaranteed by a commercial bank, trust company or member firm or a major stock exchange such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to the exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

                                                                       EXHIBIT C

                            [FORM OF EXERCISE NOTICE]

              The undersigned Holder hereby elects to exercise __________________ Debt Warrants, represented by Debt Warrant Certificate No.
_____, to purchase $_________ principal amount of the 6.763% Notes due 2008 (the "Debt Warrant Securities") of EOP OPERATING LIMITED PARTNERSHIP (the "Company"). The undersigned Holder requests that said principal amount of Debt Warrant Securities be in fully registered form, in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below.

              The foregoing election shall be irrevocable, except that after a postponement of the date of the exercise of the Debt Warrants under the conditions specified in the Warrant Agreement, dated as of June 15, 1998, between the Company and State Street Bank and Trust Company, such election shall be null and void. Accordingly, after such postponement, the undersigned Holder must make another election in order to exercise the Debt Warrants.

Dated:   _________


_______________________________________              _________________________
(Insert Social Security or Other                     Name:
 Identifying Number of Holder)                       Address:



       (Instructions as to form and delivery of Debt Warrant Securities):

                   ASSIGNMENT FORM AND CERTIFICATE OF TRANSFER


         To assign this Debt Warrant, fill in the form below:

         (III) or (we) assign and transfer this Debt Warrant to

-------------------------------------------------------------------------------------------------------------------------
                     (Insert assignee's social security or tax identification number, if any)



-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

         Your signature:
                        -------------------------------------------------------------------------------------------------
                                (Sign exactly as your name appears on the other side of this Debt Warrant)

         Date:
              --------------------------------------------------
         Signature Guarantee:*
                               ---------------------------------


         In connection with any transfer of any of the Debt Warrants evidenced by this Debt Warrant Certificate occurring prior to the date that is two years (or such shorter period as may then be applicable under Rule 144(k) of the United States Securities Act of 1933, as amended (the "Securities Act") (or any successor provision)), after the later of the date of original issuance of such Debt Warrants and the last date, if any, on which such Debt Warrants were owned by the Company or any affiliate of the Company, the undersigned confirms that this Debt Warrant Certificate is being transferred:

         CHECK ONE BOX BELOW

         (1)   -   to the Company or a subsidiary thereof; or

         (2)   -   to a "qualified institutional buyer" pursuant to and in
                   compliance with Rule 144A under the Securities Act; or

         (3)   -   to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act; or

         (4)   -   pursuant to an effective registration statement under the
                   Securities Act; or

         (5)   -   pursuant to another available exemption from
                   the registration requirements of the Securities Act.

         Unless one of the boxes is checked, the Debt Warrant Agent will refuse to register this Debt Warrant Certificate in the name of any person other than the Holder hereof; provided, however, that (i) if box (3) is checked, the transferee shall deliver a letter in the form of Annex A to the Debt Warrant Agreement to the Debt Warrant Agent and (ii) if box (5) is checked, the Company may require, prior to registering any transfer of this Debt Warrant Certificate, such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that


--------------
* Signature must be guaranteed by a commercial bank, trust company or member firm or a major stock exchange such transfer is being made pursuant to the exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.